                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:

/ /      Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /      Definitive Proxy Statement
/X/      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-12

               AMERICA FIRST REAL ESTATE INVESTMENT PARTNERS, L.P.
                (Name of Registrant as Specified in Its Charter)
  ----------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)       Title of each class of securities to which transaction applies:

  ----------------------------------------------------------------------------

2)       Aggregate number of securities to which transaction applies:

  ----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  ----------------------------------------------------------------------------

4)       Proposed maximum aggregate value of transaction:

  ----------------------------------------------------------------------------

5)       Total fee paid:
                  ------------------------------------------------------------

/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  1)       Amount Previously Paid:______________________________
                  2)       Form, Schedule or Registration Statement No.:________
                  3)       Filing Party:________________________________________
                  4)       Date Filed:__________________________________________

        AMERICA FIRST COMPANIES
---------------------------------------                                  [LOGO]
          1004 FARNAM STREET
---------------------------------------
         OMAHA, NEBRASKA 68102
---------------------------------------
       TELEPHONE (402) 444-1630

October 3, 2000

Dear Investor:

         I am pleased to report to you that a majority in interest of the units in the Capital Source partnerships were voted in favor of the merger of the partnerships into America First Real Estate Investors, L.P. In order to complete the merger process, the general partners are now asking you to elect to receive either units that represent an equity position in the new partnership, or notes that will represent debt of the new partnership. AS INDICATED BELOW, IF YOU WISH TO RECEIVE UNITS, YOU NEED NOT RESPOND TO THIS LETTER.

         We intend to list the units on the NASDAQ National Market and unit holders will participate in the anticipated growth of the new partnership. After receipt of the special distributions made under the settlement of the Panzer litigation, unit holders can expect quarterly distributions at an initial rate of $.60 per unit annualized.

         If you wish to receive units in the new partnership, you need do nothing further. Units will automatically be issued to you when the merger is completed.

         Note holders will be lenders to the new partnership and will not participate in any growth in the new partnership. The notes will be illiquid and will not be listed for trading on an exchange. The notes will be junior to all other debt of the new partnership, including debt issued in the future. Interest will be paid on the notes once per year, until maturity or redemption, at a variable rate based on rates published monthly by the Internal Revenue Service. For explanation of the payment formula, see page 8 of the prospectus/consent solicitation statement.

         If you wish to be a note holder instead of a unit holder, follow the enclosed instructions. If you wish to receive notes, to be valid, your note election card must be received by MMS Escrow and Transfer Agency, Inc.
by 5 p.m. New York City time on October 24, 2000.

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
UNITS                                                     NOTES
-    NASDAQ listed security                               -    Illiquid - no trading market
-    Equity in new partnership                            -    Debt of the new partnership
-    Potential to appreciate                              -    Fixed instrument
-    Liquid at open market price                          -    Redeemable at general partner's discretion
-    Risk/reward of real estate ownership                 -    Interest rate risk and liquidity risk

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         If you have any questions or need more explanation, refer to your consent solicitation materials or call our investor services at 1-800-239-8787.

                                          Sincerely,
                                          /s/ Michael Yanney
                                          Michael Yanney,
                                          Chairman
                                          America First Companies

                   INSTRUCTIONS FOR ELECTING TO RECEIVE NOTES

         In connection with the merger of Capital Source L.P. and Capital Source II L.P.-A, with and into America First Real Estate Investment Partners, L.P. (the "company"), as described in the prospectus/consent solicitation statement dated June 30, 2000, if you wish to receive the company's Variable Rate Junior Notes Callable on or After the Date of Issuance INSTEAD of the company's units, you must return this card to: Reorganization Department, MMS Escrow and Transfer Agency, Inc., P.O. Box 7090, Troy, MI 48007-7090, by 5 p.m. New York City time on October 24, 2000. YOU DO NOT HAVE TO RETURN THIS CARD. If you do not properly execute and return the attached card by 5 p.m. on October 24, 2000, you will receive the company's units.

         There are conditions to the issuance of notes. For a description of the notes, the conditions to the issuance of the notes and the risks associated with electing to receive notes, see the sections entitled "THE NOTES" and "RISK FACTORS" in the prospectus/consent solicitation statement.

         If you have any questions call our Investor Services toll free at (800) 239-8787, and select option 2. You may e-mail Investor Services at invserv@am1st.com.





                             Please Detach Card Here
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         YOU WILL RECEIVE UNITS OF THE COMPANY UNLESS THE FOLLOWING ELECTION IS
MARKED:

/ / I wish to receive Variable Rate Junior Notes of the company instead of units as described in the Prospectus/Consent Solicitation Statement dated June 30, 2000.


------------------------------         -------------------------------
Signature of Investor                  Signature of Co-Owner (if any)

Dated:________________________         Dated:_________________________

Please date and sign exactly as your name appears on the mailing label, unless your name is printed incorrectly. If the box above is not checked or this card is not received by MMS Escrow and Transfer Agency, Inc. by 5 p.m. New York City time on October 24, 2000, you will receive units as described in the prospectus/consent solicitation statement. By signing this card, you hereby acknowledge that you have read and understand the risks associated with electing to receive notes.


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